UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2008

PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	000-25887	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
70 West Madison Chicago, Illinois		60602 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 683-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

On June 11, 2008, PrivateBancorp, Inc. (the “Company”) issued a press release announcing that it had closed its previously announced public offering of four million shares of common stock.  The Company also announced that it had completed its sale of Series A preferred stock to certain funds managed by an affiliate of GTCR Golder Rauner, L.L.C.  A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1—June 11, 2008 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.

Date: June 11, 2008	By:	/s/Christopher J. Zinksi
Christopher J. Zinksi
General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description
Exhibit 99.1	Press release dated June 11, 2008